UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices) (Zip Code)

Copy to:

Suzan Barron

Brown Brothers Harriman & Co.

50 Post Office Sq.

Boston, MA 02110

Laura E. Flores, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: April 30, 2025

Item 1. Report to Stockholders.

The China Fund, Inc.

SEMI-ANNUAL REPORT

April 30, 2025 (Unaudited)

The China Fund, Inc.
Table of Contents

THE CHINA FUND, INC.

Key Highlights (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	9,652,390
Total Net Assets (4/30/25)	$135,450,746
Net Asset Value Per Share (4/30/25)	$14.03
Market Price Per Share (4/30/25)	$11.95

TOTAL RETURN(1)
Performance as of 4/30/25:	Net Asset Value(2)	Market Price	MSCI China All-Shares Index
1-Year Cumulative	16.19%	16.25%	18.26%
3-Year Cumulative	-0.88%	-4.02%	3.49%
3-Year Annualized	-0.30%	-1.36%	1.15%
5-Year Cumulative	-4.35%	-4.57%	0.87%
5-Year Annualized	-0.89%	-0.93%	0.17%
10-Year Cumulative	13.39%	10.87%	-8.68%
10-Year Annualized	1.26%	1.04%	-0.90%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/30/24	$0.1497	—
12/28/23	$0.0185	—
12/28/22	—	$0.6748
12/28/21	$0.0421	$7.2248
12/28/20	$0.1502	$2.1621
12/30/19	$0.1320	$1.2523
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights.

THE CHINA FUND, INC.

Asset Allocation AS OF April 30, 2025 (unaudited)

Ten Largest Listed Equity Investments*
Tencent Holdings, Ltd.	10.7%
Alibaba Group Holding, Ltd.	6.4%
China Construction Bank Corp.	4.6%
China Merchants Bank Co., Ltd.	4.6%
JD.com, Inc.	4.0%
Wuliangye Yibin Co., Ltd.	2.9%
Ping An Insurance Group Co., of China Ltd.	2.6%
PDD Holdings, Inc.	2.4%
Meituan	2.4%
Will Semiconductor Co., Ltd. Shanghai	2.3%

*	Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Other Industries 18.5%
Broadline Retail 12.8%
Interactive Media & Services 12.4%
Banks 9.3%
Capital Markets 6.8%
Insurance 6.3%
Hotels, Restaurants & Leisure 5.8%
Real Estate Management & Development 5.1%
Beverages 4.7%
Semiconductors & Semiconductor Equipment 3.8%
Electrical Equipment 3.6%
Machinery 3.1%
Household Durables 3.0%
Entertainment 2.5%
Ground Transportation 2.3%

Fund holdings are subject to change and percentages shown above are based on net assets at April 30, 2025. A complete list of holdings at April 30, 2025 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited)

Dear fellow Stockholders,

We have pleasure in providing you the semi-annual report of The China Fund, Inc. (the “Fund”) covering the first half of its fiscal year, November 1, 2024 to April 30, 2025 (the “Period”).

The Stock Market and Fund Performance

The Period proved bumpy in terms of stock market performance. Two primary factors dominated market actions: a rally mid-period in the expectation of encouraging trade talks emanating from the negotiations between the Chinese and US, and the intermittent, rather than decisive policy actions on the domestic front. However, expectations were subsequently deflated post the President’s ‘Liberation’ speech with implications of the imposition of steep government tariffs.

This environment resulted in a disappointing investment return for the Fund through the Period which resulted in a negative 3.06% change in net asset value (“NAV”) relative to a 3.22% gain for the Fund’s benchmark, the MSCI China All Share Index. Over the trailing 12 month-period, the Fund’s NAV increased 16.19% as compared to its benchmark return of 18.26%.

In line with similar investment companies on both sides of the ‘pond’, the Fund’s stock price discount relative to its NAV has continued to trade at unacceptably high levels, frequently of late at more than 15%, although this figure has narrowed and, at time of writing, stands at approximately 12%. Your Board has over many years endeavoured to reduce this discount through the repurchase of stock and recently increased the level of such repurchase activity.

Over the longer term, a combination of the Fund’s continuing repurchase operations and its obligation to payout dividend income to avoid punitive tax charges has prevented the Fund from growing, which in turn has reduced its free float and stock market liquidity. Whilst your Board has consistently and carefully managed the Fund’s expenses, as evidenced by their declining trend over the years, the total expense ratio has nevertheless increased due to a steady decline in the Fund’s overall assets under management. These factors coupled with the innovation of new product within the China space has undoubtedly put pressure on the Fund and its structure.

Future of the Fund

Given these numerous factors, your Board announced on June 20th that it had approved a Plan of Liquidation and Dissolution for the Fund that will be submitted shortly to stockholders at a Special Meeting for approval. The date of the Special Meeting and more detailed information about the proposed liquidation and Plan will be set forth in a proxy statement to be mailed to all stockholders in the short term.

May we thank Stockholders for your support through the years.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited) (continued)

Yours very sincerely,

For and on behalf of the China Fund, Inc.

Julian Reid,

Chairman

Past performance is not indicative of future results. You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before you invest.

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited)

Market Environment

Chinese equities posted a gain in the six months ended April 30, 2025, supported by a rally in technology stocks in February following the breakthrough success of the DeepSeek open-source artificial intelligence (AI) platform which reignited investor interest in China’s innovation capability.

In the first half of the period, equities fell on concerns over China’s economic recovery and that a second Trump administration may bring new geopolitical and trade tensions. During the second half, equities delivered a strong return, helped by the tech rally as well as the public backing of private enterprise by China’s leadership. However, sentiment deteriorated as China’s economy failed to show signs of a wider recovery and the U.S. imposed reciprocal tariffs. A subsequent tit-for-tat escalation of duties between the two countries raised the specter of an effective trade embargo and the disruption it would cause to China’s growth.

Toward the end of the period, evidence continued of uneven economic performance and a waning in the recovery of China’s housing market. At the company level, there were some robust reports in the earnings season, however, earnings downgrades continued for companies more directly tied to the domestic economy.

Performance Contributors and Detractors

For the six months ended April 30, 2025, China Fund, Inc. returned -3.06% while its benchmark, the MSCI China All Shares Index, returned 3.22% over the same period. From a sector perspective, the top three contributors to relative performance were energy due to stock selection, utilities due to zero allocation, and health care due to an underweight allocation and stock selection. The top three detractors were consumer discretionary, information technology (IT) and real estate due to stock selection.

Turning to individual holdings, among the biggest contributors to absolute performance during the period was Tencent Holdings, an online gaming and social media conglomerate. Tencent’s outperformance was supported by recovery of fund flows into China’s equity market, which benefited blue chip names such as Tencent. On the other hand, Meituan, an e-commerce platform, was one of the biggest detractors. The company underperformed due to concerns about intensified competition in the food delivery space as JD.com decided to more aggressively move into the segment.

Outlook

As the period drew to a close, it seemed plausible that China’s leadership was prepared for a drawn-out standoff with the U.S. However, we don’t discount the possibility of moves to de-escalate the situation and the emergence of agreements between the two sides.

Overall, we believe the health and recovery of China’s domestic economy is the biggest factor that will influence and support sustainable returns in the market and we remain attuned to that. We view the government’s increasingly pro-business stance as a positive, potentially signaling the start of a long-term cycle where private entrepreneurs regain confidence to invest in China’s economy.

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited) (continued)

Many Chinese companies are also high quality and if broader growth begins to take hold, alongside any breakthrough or softening in the trade standoff, we could see significant upside pressure on valuations.

THE CHINA FUND, INC.

Performance (unaudited)

Average Annual Total Returns(1) as of 4/30/25

	1-Year	5-Year	10-Year
Net Asset Value (“NAV”)	16.19%	-0.89%	1.26%
Market Price	16.25%	-0.93%	1.04%
MSCI China All-Shares Index	18.26%	0.17%	-0.90%

Growth of a Hypothetical $10,000 Investment(2)

(1)

Past performance is not indicative of future returns. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in NAV and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The NAV percentages are not an indication of the performance of a stockholders investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. Indexes are unmanaged and it is not possible to invest directly in an index. The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips, P chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

(2)

The graph represents historical performance of a hypothetical investment of $10,000 in the Fund over ten years. The graph and table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares.

Matthews International Capital Management, LLC was appointed as Investment Manager on January 1, 2019. Prior to that date the Fund had different Investment Management arrangements.

THE CHINA FUND, INC.

Portfolio Management (unaudited)

Matthews International Capital Management, LLC (“Matthews Asia”), the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the Portfolio Manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

Winnie Chwang serves as the Portfolio Manager for the Fund’s portfolio of listed securities. She joined the firm in 2004 and has built her investment career at the firm. Winnie earned an MBA from the Haas School of Business and received her B.A. in Economics with a minor in Business Administration from the University of California, Berkeley. She is fluent in Mandarin and conversational in Cantonese.

Sherwood Zhang serves as the Portfolio Manager for the Fund’s portfolio of listed securities. Prior to joining Matthews in 2011, Sherwood was an analyst at Passport Capital from 2007 to 2010, where he focused on such industries as property and basic materials in China as well as consumer-related sectors. Before earning his MBA in 2007, Sherwood served as a Senior Treasury Officer for Hang Seng Bank in Shanghai and Hong Kong, and worked as a Foreign Exchange Trader at Shanghai Pudong Development Bank in Shanghai. He received his MBA from the University of Maryland and his Bachelor of Economics in Finance from Shanghai University. Sherwood is fluent in Mandarin and speaks conversational Cantonese.

THE CHINA FUND, INC.

Schedule of Investments
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK
CHINA — “A” SHARES
Banks — 2.3%
China Merchants Bank Co., Ltd. — A	567,547	$3,177,362
Beverages — 4.7%
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. — A	82,100	2,296,537
Wuliangye Yibin Co., Ltd. — A	224,496	3,963,677
		6,260,214
Building Products — 0.7%
Guangdong Dongpeng Holdings Co., Ltd. — A	1,080,800	921,861
Capital Markets — 1.6%
East Money Information Co., Ltd. — A	589,160	1,661,150
Hithink RoyalFlush Information Network Co., Ltd. — A	15,900	562,639
		2,223,789
Chemicals — 1.1%
Nanjing Cosmos Chemical Co., Ltd. — A	218,600	601,665
Wanhua Chemical Group Co., Ltd. — A	124,400	930,214
		1,531,879
Communications Equipment — 1.0%
Suzhou TFC Optical Communication Co., Ltd. — A	145,440	1,369,299
Electrical Equipment — 3.6%
Contemporary Amperex Technology Co., Ltd. — A	73,940	2,347,159
Hongfa Technology Co., Ltd. — A	392,600	1,772,801
Sungrow Power Supply Co., Ltd. — A	96,600	802,015
		4,921,975
Electronic Equipment, Instruments & Components — 1.5%
Foxconn Industrial Internet Co., Ltd. — A	552,200	1,378,986
Luxshare Precision Industry Co., Ltd. — A	53,400	226,116
SUPCON Technology Co., Ltd. — A	36,069	233,661
Suzhou Dongshan Precision Manufacturing Co., Ltd. — A	66,700	236,998
		2,075,761
Food Products — 1.8%
Anjoy Foods Group Co., Ltd. — A	137,900	1,442,482
Guangdong Haid Group Co., Ltd. — A	126,200	961,149
		2,403,631

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
CHINA — “A” SHARES (continued)
Health Care Equipment & Supplies — 0.5%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. — A	22,700		$684,836
Health Care Providers & Services — 1.0%
Aier Eye Hospital Group Co., Ltd. — A	756,600		1,345,915
Household Durables — 1.7%
Midea Group Co., Ltd. — A	229,729		2,322,007
Machinery — 2.6%
Neway Valve Suzhou Co., Ltd. — A	569,400		2,093,375
Yutong Bus Co., Ltd. — A	370,600		1,367,998
			3,461,373
Media — 0.5%
Focus Media Information Technology Co., Ltd. — A	684,000		676,349
Pharmaceuticals — 0.5%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. — A	131,700		743,719
Semiconductors & Semiconductor Equipment — 3.8%
Cambricon Technologies Corp., Ltd. — A*	7,220		697,140
JCET Group Co., Ltd. — A	124,900		574,338
NAURA Technology Group Co., Ltd. — A	9,002		557,565
Will Semiconductor Co., Ltd. Shanghai — A	175,500		3,179,423
			5,008,466
TOTAL CHINA — “A” SHARES — (Cost $39,983,951)		28.9%	39,128,436

HONG KONG
Air Freight & Logistics — 1.2%
JD Logistics, Inc. 144A*	1,068,500		1,680,982
Biotechnology — 1.2%
Innovent Biologics, Inc. 144A*	235,500		1,635,236
Broadline Retail — 12.8%
Alibaba Group Holding, Ltd.	577,808		8,709,634
JD.com, Inc.	329,804		5,395,135
PDD Holdings, Inc. ADR*	31,411		3,316,059
			17,420,828

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Capital Markets — 1.1%
Hong Kong Exchanges & Clearing, Ltd.	33,800	$1,478,642
Communications Equipment — 0.8%
BYD Electronic International Co., Ltd.	251,000	1,045,228
Consumer Finance — 0.9%
Qifu Technology, Inc. ADR	28,551	1,171,448
Entertainment — 2.5%
Kingsoft Corp., Ltd.	359,200	1,784,402
NetEase, Inc.	54,100	1,167,396
Tencent Music Entertainment Group ADR	32,049	430,098
		3,381,896
Ground Transportation — 2.3%
DiDi Global, Inc. ADR*	775,141	3,147,072
Hotels, Restaurants & Leisure — 5.8%
Galaxy Entertainment Group, Ltd.	527,000	1,906,599
Luckin Coffee, Inc. ADR*	32,681	1,046,446
Meituan 144A*	192,050	3,199,717
Trip.com Group, Ltd. ADR	19,629	1,157,915
Yum China Holdings, Inc.	15,049	651,772
		7,962,449
Household Durables — 1.3%
Man Wah Holdings, Ltd.	3,216,000	1,709,235
Interactive Media & Services — 12.4%
Baidu, Inc.*	90,150	992,572
Kuaishou Technology 144A*	211,900	1,400,001
Tencent Holdings, Ltd.	236,200	14,500,626
		16,893,199
Machinery — 0.5%
Sinotruk Hong Kong, Ltd.	258,500	620,623
Metals & Mining — 0.5%
MMG, Ltd.*	2,022,400	614,192

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Real Estate Management & Development — 5.1%
China Overseas Grand Oceans Group, Ltd.	1,198,000		$265,670
China Overseas Property Holdings, Ltd.	2,005,000		1,391,461
CIFI Holdings Group Co., Ltd.*	26,106,968		751,395
KE Holdings, Inc. ADR	122,393		2,484,577
Longfor Group Holdings, Ltd. 144A	764,000		1,023,413
Times China Holdings, Ltd.(1)*	8,477,000		244,911
Yuexiu Property Co., Ltd.(1)	1,164,000		703,865
			6,865,292
Technology Hardware, Storage & Peripherals — 1.0%
Lenovo Group, Ltd.	1,126,000		1,297,385
TOTAL HONG KONG — (Cost $69,635,801)		49.4%	66,923,707

HONG KONG — “H” SHARES
Automobiles — 1.3%
BYD Co., Ltd.	38,500		1,826,509
Banks — 7.0%
China Construction Bank Corp.	7,649,000		6,283,865
China Merchants Bank Co., Ltd.	556,500		3,028,097
			9,311,962
Capital Markets — 4.1%
China International Capital Corp., Ltd. 144A	1,301,600		2,233,215
China Merchants Securities Co., Ltd. 144A	1,364,800		2,070,459
CITIC Securities Co., Ltd.	494,625		1,226,779
			5,530,453
Energy Equipment & Services — 0.4%
China Oilfield Services, Ltd.	754,000		589,375
Insurance — 6.3%
China Life Insurance Co., Ltd.	1,435,000		2,618,438
New China Life Insurance Co., Ltd.	673,900		2,461,964
Ping An Insurance Group Co., of China Ltd.	588,000		3,514,482
			8,594,884

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG — “H” SHARES (continued)
Oil, Gas & Consumable Fuels — 1.5%
PetroChina Co., Ltd.	2,750,000		$2,095,029
TOTAL HONG KONG — “H” SHARES — (Cost $25,267,018)		20.6%	27,948,212
TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $94,902,819)		70.0%	94,871,919
TOTAL COMMON STOCK — (Cost $134,886,770)		98.9%	134,000,355

COLLATERAL FOR SECURITIES ON LOAN
Money Market Funds — 0.5%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 4.26%∞ (Cost $630,968)	630,968		630,968
TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $630,968)		0.5%	630,968

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2025 (unaudited)

Name of Issuer and Title of Issue	Principal Amount		Value (Note A)
SHORT TERM INVESTMENTS
Time Deposits — 0.9%
BNP Paribas - Paris, 2.91%, 5/2/2025	HKD 13		$2
Societe Generale - Paris, 3.41%, 5/1/2025	GBP 1		2
JPMorgan Chase & Co. - New York, 3.68%, 5/1/2025	USD 1,253,766		1,253,766
TOTAL SHORT TERM INVESTMENTS — (Cost $1,253,770)		0.9%	1,253,770
TOTAL INVESTMENTS — (Cost $136,771,508)		100.3%	135,885,093
OTHER ASSETS AND LIABILITIES		(0.3)%	(434,347)
NET ASSETS		100.0%	$135,450,746

Footnotes to Schedule of Investments

*	Denotes non-income producing security.

∞	Rate shown is the 7-day yield as of April 30, 2025.

(1)

A security (or a portion of the security) is on loan. As of April 30, 2025, the market value of securities loaned was $361,390. The loaned securities were secured with cash collateral of $630,968. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2025, these restricted securities amounted to $13,243,023, which represented 9.78% of net assets.

ADR — American Depositary Receipt

GBP — British pound

HKD — Hong Kong dollar

USD — U.S. dollar

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Assets and Liabilities
April 30, 2025 (unaudited)

ASSETS
Investments in securities, at value (cost $136,771,508) (including securities on loan, at value, $361,390) (Note A)	$135,885,093
Cash	2,565
Foreign currency, at value (cost $2)	2
Dividends and interest receivable	222,546
Prepaid expenses	126,550
TOTAL ASSETS	136,236,756

LIABILITIES
Payable upon return of collateral for securities on loan	630,968
Investment management fee payable (Note B)	83,323
Administration and custodian fees payable (Note B)	15,700
Chief Compliance Officer fees payable	4,961
Other accrued expenses	51,058
TOTAL LIABILITIES	786,010
TOTAL NET ASSETS	$135,450,746

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 9,652,390 shares outstanding (Note C)	96,524
Paid in capital in excess of par	172,022,971
Distributable earnings	(36,668,749)
TOTAL NET ASSETS	$135,450,746

NET ASSET VALUE PER SHARE
($135,450,746/9,652,390 shares of common stock outstanding)	$14.03

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations
Period Ended April 30, 2025 (unaudited)

INVESTMENT INCOME:
Dividend income (net of tax withheld of $77,573)	$1,065,359
Securities lending income	112,231
Interest income	34,813
TOTAL INVESTMENT INCOME	1,212,403

EXPENSES
Investment Management fees (Note B)	555,911
Directors’ fees and expenses	126,350
Insurance	64,977
Legal fees (Note B)	54,336
Custodian fees (Note B)	43,485
Administration fees (Note B)	38,362
Principal Financial Officer fee	33,725
Chief Compliance Officer fee	33,724
Audit and tax service fees	27,246
Stockholder service fees	14,287
Stock exchange listing fee	12,385
Transfer agent fees	12,127
Fund accounting fees	11,841
Printing and postage	7,557
Fund Secretary fee	4,954
Miscellaneous expenses	24,017
TOTAL EXPENSES	1,065,284
Less: Fee waiver (Note B)	(34,745)
Net Expenses	1,030,539

NET INVESTMENT INCOME	181,864

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations (continued)
Period Ended April 30, 2025 (unaudited)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments	$(174,414)
Net realized gain on foreign currency transactions	3,892
(170,522)
Net change in unrealized appreciation/(depreciation) on investments	(5,049,695)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	224
(5,049,471)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(5,219,993)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,038,129)

See notes to financial statements.

THE CHINA FUND, INC.

Statements of Changes In Net Assets

	Period Ended April 30, 2025	Year Ended October 31, 2024
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$181,864	$1,461,967
Net realized loss on investments and foreign currency transactions	(170,522)	(15,573,418)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,049,471)	41,346,386
Net increase (decrease) in net assets from operations	(5,038,129)	27,234,935

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Distributable earnings	(1,456,939)	(184,891)
Total distributions to stockholders	(1,456,939)	(184,891)

CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note D)	(1,612,916)	(2,640,413)
Net increase (decrease) in net assets from capital share transactions	(1,612,916)	(2,640,413)
NET INCREASE (DECREASE) IN NET ASSETS	(8,107,984)	24,409,631

NET ASSETS:
Beginning of Period	143,558,730	119,149,099
End of Period	$135,450,746	$143,558,730

See notes to financial statements.

THE CHINA FUND, INC.

Financial Highlights
Selected data for a share of common stock outstanding for the periods indicated

	Period Ended April 30,	Year Ended October 31,
	2025	2024	2023	2022		2021	2020
	(unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$14.67	$11.88	$11.58	$30.32		$31.52	$22.80
Net investment income (loss)*	0.02	0.15	0.02	(0.06)		0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.54)	2.61	0.91	(11.43	)(1)	1.02	9.98
Total from investment operations	(0.52)	2.76	0.93	(11.49)		1.08	10.04
Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.02)	—	(0.04)		(0.15)	(0.13)
Distributions from net realized gains	—	—	(0.67)	(7.23)		(2.16)	(1.25)
Total dividends and distributions	(0.15)	(0.02)	(0.67)	(7.27)		(2.31)	(1.38)
Capital Share Transactions:
Accretion (Dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.03	0.05	0.04	0.02		0.03	0.06

Net asset value, end of period	$14.03	$14.67	$11.88	$11.58		$30.32	$31.52

Market price, end of period	$11.95	$12.46	$9.74	$9.80		$26.06	$27.93

Total Investment Return (Based on Market Price)(2)	(2.78)%	28.17%	3.91%	(47.48)%		0.54%	47.84%

Total Investment Return (Based on Net Asset Value)(3)	(3.06)%	23.72%	7.26%	(46.66	)%(1)	3.65%	46.94%

Ratios and Supplemental Data
Net assets, end of period (000’s)	$135,451	$143,559	$119,149	$118,765		$314,302	$329,412
Ratio of gross expenses to average net assets	1.53%	1.65%	1.56%	1.25%		1.00%	1.08%
Ratio of net expenses to average net assets	1.48%	1.61%	1.56%	1.25%		1.00%	1.08%
Ratio of net investment income to average net assets	0.26%	1.22%	0.15%	(0.30)%		0.20%	0.25%
Portfolio turnover rate	16%	60%	51%	74%		76%	60%

*	Per share amounts have been calculated using the average share method.
(1)

Includes proceeds from a class action settlement payment related to foreign exchange transactions from prior years. Without this, net realized and unrealized gain (loss) on investments and foreign currency transactions would have been $(11.44) and the Total Investment Return (Based on Net Asset Value) would have been (46.70)%.

(2)	Based on changes in the share market price and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.
(3)	Based on changes in the share net asset value and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.

See notes to financial statements.

THE CHINA FUND, INC.

Notes to Financial Statements
April 30, 2025 (unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation: Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) in accordance with the Fund’s Valuation Procedures. For securities listed on non-North American exchanges, the Fund fair values those securities daily using fair value factors provided by a third-party pricing service if certain thresholds determined by the Board are met. Direct Investments and derivatives investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Direct Investment Manager or a third-party pricing service.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Notes To Financial Statements (unaudited) (continued)

Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

	Remaining Contractual Maturity of the Agreements As of April 30, 2025
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$630,968	$—	$—	$—	$630,968
Total Borrowings	$630,968	$—	$—	$—	$630,968
Gross amount of recognized liabilities for securities lending transactions					$630,968

As of April 30, 2025, the Fund had loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$361,390	$630,968	$—	$630,968

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
$630,968	$—	$(630,968)	$0

Notes To Financial Statements (unaudited) (continued)

Time Deposits: The Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Fund. These are classified as short-term investments in the Schedule of Investments.

Foreign Currency Translations: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Direct Investments: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At April 30, 2025, the Fund did not hold Direct Investments.

Indemnification Obligations: Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and Distributions: The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different

Notes To Financial Statements (unaudited) (continued)

periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes: It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2025, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

At April 30, 2025, the cost of investments for federal income tax purposes was $136,771,508. Gross unrealized appreciation of investments was $21,051,208 while gross unrealized depreciation of investments was $21,937,623, resulting in net unrealized depreciation of investments of $886,415.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”). Matthews Asia receives a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. Matthews Asia has agreed to continue to voluntarily waive a portion of the management fee it receives from the Fund by reducing the management fee rate applied when the Fund’s monthly average assets are less than $150 million from 0.80% to 0.75%. Matthews Asia has agreed to maintain the fee waiver (i) for a period of one year from February 1, 2025, or (ii) until the Fund’s investment performance exceeds that of the Fund’s performance benchmark, the MSCI China All Shares Index (the “Index”), for the period from January 1, 2023 through the end of the second month after which the Fund’s performance first exceeds the Index’s performance, whichever occurs first. Upon the occurrence of (i) or (ii) above, the fee waiver will terminate without further notice, unless Matthews Asia, in its sole discretion, agrees to continue the waiver. For the period ended April 30, 2025, the investment management fee rate was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. For the period ended April 30, 2025, no fees were paid for Direct Investments as the Fund held no such investments during the period.

An officer of the Fund is affiliated with Matthews Asia. He does not receive any compensation from the Fund for serving as an officer of the Fund.

BBH provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays BBH a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of

Notes To Financial Statements (unaudited) (continued)

the Fund, subject to a monthly minimum fee. The Fund also pays BBH an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with BBH to provide custody and fund accounting services to the Fund. For these services, the Fund pays BBH asset-based fees, subject to a minimum fee, that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At April 30, 2025, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 9,652,390 were issued and outstanding.

For the period ended April 30, 2025, the Fund repurchased 131,439 shares of its common stock, valued at $1,612,916 from stockholders participating in the repurchases under the Fund’s discount management program.

	For Period Ended April 30, 2025	For Year Ended October 31, 2024
Shares outstanding at beginning of period	9,783,829	10,029,955
Shares repurchased	(131,439)	(246,126)
Shares outstanding at end of period	9,652,390	9,783,829

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board at any time. Under the Program, the Fund expects to repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold. On each day that shares are repurchased, the Fund repurchases its shares within the limits permitted by law. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

For the period ended April 30, 2025, the Fund repurchased 131,439 (October 31, 2024: 246,126) of its shares at an average price of $12.27 (October 31, 2024: $10.73) per share (including brokerage commissions) at an average discount of 16.30% (October 31, 2024: 15.68%). These repurchases had a total cost of $1,612,916 (October 31, 2024: $2,640,413). The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

Notes To Financial Statements (unaudited) (continued)

NOTE E — CONDITIONAL PERFORMANCE TENDER OFFER POLICY

On January 24, 2023 the Board announced the adoption of a policy pursuant to which the Fund intends to conduct a performance tender offer for up to twenty-five percent (25%) of the Fund’s then-issued and outstanding shares of common stock on or before March 31, 2028, and on each fifth-year anniversary thereafter, if the Fund’s investment performance does not equal or exceed that of the Fund’s performance benchmark, the MSCI China All Shares Index, for the period commencing on January 1, 2023 and ending on December 31, 2027 (and for each five-year performance period thereafter) (the “Performance Policy”). The offer size, price at which shares are to be tendered, and other terms and conditions of such performance tender offer would be determined by the Board in its discretion based on its review and consideration of market conditions at that time and any other factors it deems relevant. The Board would proceed with a performance tender offer pursuant to the Performance Policy only to the extent it would be consistent with the best interests of the Fund and its stockholders under then-current circumstances. The Board will not eliminate or materially modify the Performance Policy without first notifying the Fund’s stockholders.

NOTE F — INVESTMENT TRANSACTIONS

For the period ended April 30, 2025, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $22,426,892 and $23,712,417, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) greater price volatility, less liquidity, and smaller and less developed securities markets; (3) currency exchange rate fluctuations, currency blockage, and more volatile rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy, including through industrial and monetary policies; (6) risk of nationalization or expropriation of assets; (7) greater dependence on exports and the corresponding importance of international trade; (8) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (9) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, and less government supervision and regulation.

In addition, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the potential or actual imposition of tariffs on foreign countries, including China and long-time U.S. allies. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and the possible failure of individual companies and/or large segments of the foreign export industry in China, which could negatively impact the Fund’s investments. There may also be restrictions on investments in certain companies domiciled in China. Such restrictions can change from time to

Notes To Financial Statements (unaudited) (continued)

time, and any similar future actions by the United States government may limit the securities in which the Fund may invest, and adversely affect the Fund’s performance.

The Chinese government plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. For example, the Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. Intervention by the Chinese government into the operation or ownership of VIE structures could significantly and adversely affect the Chinese company’s performance and thus, the value of the Fund’s investment in the VIE, as well as the enforceability of the VIE contractual arrangements with the underlying Chinese company. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. The Fund’s investment in a VIE structure is also subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach its contractual arrangements with the other entities in the VIE structure, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available.

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

Notes To Financial Statements (unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2025 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$14,327,248	$119,673,107	$—	$134,000,355
Collateral For Securities On Loan	630,968	—	—	630,968
Short Term Investments	1,253,770	—	—	1,253,770
TOTAL INVESTMENTS	$16,211,986	$119,673,107	$—	$135,885,093

*	Please refer to the Schedule of Investments for additional security details.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the period ended April 30, 2025.

NOTE J — SEGMENT REPORTING

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Board serves as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note A – Summary Of Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, distributions to stockholders, and capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain/(loss) are listed on the Fund’s Statement of Operations.

Notes To Financial Statements (unaudited) (continued)

NOTE K — NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by; federal, state, foreign, and jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. Management is currently assessing the impact this standard will have on our financial statements as well as the method by which we will adopt the new standard. Management does not expect the guidance to have a material impact to the Portfolio.

NOTE L — SUBSEQUENT EVENTS

On June 20, 2025, the Board unanimously approved, and recommends that stockholders vote for, the liquidation of the Fund pursuant to a Plan of Liquidation and Dissolution. The Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to the proposal to liquidate the Fund. Copies of the Fund’s proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund’s proxy statement when it is available as it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available free of charge on the SEC website,
www.sec.gov.

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no other recognized or non-recognized subsequent events relevant for financial statements disclosure.

THE CHINA FUND, INC.

Other Information (unaudited)

Board Deliberations Regarding Approval of Continuance of Investment Advisory and Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an investment advisory agreement be approved initially, as well as annually after an initial two-year term, by a vote of both the full board of directors and a majority of the directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of any party to the investment advisory agreement. In connection with their consideration of the approval of an investment advisory agreement, the Independent Directors must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the investment advisory agreement, and the adviser is required to provide such information.

In considering the approval of the Investment Advisory and Management Agreement between the China Fund, Inc. (the “Fund”) and Matthews International Capital Management, LLC, the investment adviser to the Fund (“Matthews Asia”) (the “Agreement”), the Fund’s Board of Directors (the “Board”), all of whom are Independent Directors, took into account all the materials provided prior to and during a meeting of the Board held on December 5, 2024 (the “Meeting”). The materials included, among other things, comparative fee and expense data, the presentations made by Matthews Asia during the Meeting, and the comprehensive discussions had during the Meeting. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Fund.

The information prepared specifically for the review of the Agreement supplemented the information provided to the Board throughout the year. The Board met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Agreement. Some of these reports and other data included, among other things, materials that outlined the Fund’s investment performance; compliance, regulatory, and risk management matters; the trading practices of Matthews Asia; valuation of securities; Fund expenses; and overall market and regulatory developments. The Independent Directors considered the review of the Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with Matthews Asia in their review of the Agreement.

The conclusions that the Independent Directors reached were based on a comprehensive evaluation of all information presented to and requested by the Board and were not the result of any single factor. Each Independent Director may have afforded different weights to the various factors in reaching his or her conclusions with respect to the Agreement.

In evaluating the Agreement, the Board received and considered information, during the Meeting and during the past year, regarding: (i) the nature, extent and quality of services provided to the Fund by Matthews Asia; (ii) the Fund’s performance, including as compared to relevant benchmarks and peer funds; (iii) Matthews Asia’s costs of and profits realized from providing advisory services to the Fund, including any fall-out benefits enjoyed by Matthews Asia; (iv) comparative fee and expense data; (v) the extent to which the management fee for the Fund reflects any economies of scale shared with Fund stockholders; and (vi) other factors the Board deemed relevant. The Board specifically noted that the materials included information with respect to the management fee, comparative fees and expense ratios, performance figures, and profitability analysis with respect to the Fund and the services provided by Matthews Asia. The Board also considered brokerage policies and practices, the standards applied in seeking best execution, and policies and practices regarding soft dollars.

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

Nature, Extent and Quality of the Services Provided. The Board considered the nature, extent, and quality of the services provided by Matthews Asia to the Fund. In doing so, the Board considered Matthews Asia’s specific responsibilities in all aspects of the day-to-day management of the Fund, including making investment decisions, supervising the selection of brokers or dealers to execute those transactions in accordance with the Fund’s investment objective and policies, and within the guidelines and directions established by the Board, quarterly reporting to the Board, and implementing Board directives as they relate to the Fund. The Board considered the Fund’s investment strategies and Matthews Asia’s expertise with respect to such strategies, the qualifications, experience, and responsibilities of Matthews Asia’s investment personnel, the quality of Matthews Asia’s compliance infrastructure, and the determination of the Fund’s Chief Compliance Officer that Matthews Asia has appropriate compliance policies and procedures in place. The Board noted that it was provided with Matthews Asia’s current Form ADV, as well as responses to a detailed series of questions, which included a description of its operations, service offerings, personnel, compliance program, risk management program, and financial condition, among other topics. The Board considered Matthews Asia’s experience working with registered investment companies, including the Fund, and the Fund’s performance.

Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services provided to the Fund by Matthews Asia.

Performance. The Board received and considered performance information for the Fund. The Board considered the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate peer funds and benchmark indices for various time periods. In evaluating the performance of the Fund, the Board considered risk expectations for the Fund, the impact of market and/or regulatory factors during the relevant periods, as well as the level of Fund performance in the context of its review of Fund expenses and Matthews Asia’s profitability. In addition to the information received by the Board at the Meeting, the Board received detailed performance information for the Fund at each regular Board meeting during the year. The Board concluded that the Fund’s overall performance was satisfactory when viewed in the context of its investment style and was consistent with the Fund’s investment approach regularly communicated to investors.

Cost of Advisory Services and Profitability. The Board considered the management fee rate paid by the Fund to Matthews Asia in light of the nature, extent and quality of the services provided to the Fund and in comparison to the management fees of other funds in the Fund’s relevant peer group. The Board considered that the Fund’s management fee was toward the lower end of the range of fees paid by funds in the peer group. The Board also considered the depth and range of services provided under the Agreement.

The Board reviewed Matthews’ profitability data for the Fund using data for the one-year period ended June 30, 2024. The Board also reviewed the allocation methods used in preparing the profitability data. In considering profitability information, the Board considered the effect of fall-out benefits on Matthews Asia’s expenses, such as the increased visibility of Matthews Asia’s investment management business due to the availability of the Fund through various broker-dealer platforms as well as the research services acquired by Matthews Asia through soft dollars. The Board focused on the profitability of Matthews Asia’s relationship with the Fund before taxes and distribution expenses. The Board noted that Matthews Asia’s commitment of resources to the Fund resulted in it assuming entrepreneurial

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

and other risks, for which it may reasonably seek to be compensated. The Board concluded that Matthews Asia’s profitability was not excessive in light of the nature, extent and quality of services provided to the Fund.

Economies of Scale. The Board considered the potential benefits from economies of scale that the Fund’s stockholders could be afforded. The Board noted that the Fund’s management fee includes a breakpoint, which allows for economies of scale to be shared through reductions in the management fee as Fund assets grow. Based on its consideration of this factor and the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale under the Agreement.

Conclusion. After considering and weighing all of the above factors and having requested and received such information from Matthews Asia as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the continuance of the Agreement.

Results of Annual Stockholder Meeting held on March 13, 2025

1. Election of Directors – the stockholders of the Fund elected the following Directors to each serve for a three year term expiring on the date of which the annual meeting of stockholder is held in 2028.

Description*	Votes Cast for	Votes Against/Withheld
Richard A. Silver	7,851,836	265,064
Yan Hu	7,872,742	244,158

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

■ Information it receives from stockholders on applications or other forms; and

■ Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.chinafundinc.com or upon request by calling 1-888-246-2255.

PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at 1-888-246-2255 and on the Securities and Exchange Commission website at www.sec.gov.

CERTIFICATIONS

The Fund’s principal executive officer has certified to the New York Stock Exchange that, as of April 14, 2025, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Dividends and Distributions:
Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

not be paid on any such amounts. The Plan Agent will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

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THE CHINA FUND, INC.

United States Address

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
Fund Administration, 7th Floor
50 Post Office Square
Boston, MA 02110

Directors

Julian Reid, Chairman of the Board
Richard Silver
George Iwanicki
Yan Hu

Officers

Doug Byrkit (to April 2025), President and Chief Executive Officer
Neil Steedman (from April 2025), President and Chief Executive Officer
Patrick Keniston, Chief Compliance Officer and Secretary
Thomas Perugini, Treasurer and Principal Financial Officer

Investment Manager

Matthews International Capital Management, LLC

Stockholder Servicing Agent

EQ Fund Solutions

Administrator, Accounting Agent and Custodian

Brown Brothers Harriman & Co.

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius, LLP

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included in the Report to Stockholders referenced in Item 1 hereof.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six-month period ended April 30, 2025, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Securities Exchange Act of 1934.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs(2)
November 1, 2024 through November 30, 2024	38,252	$12.28	38,252	940,131
December 1, 2024 through December 31, 2024	13,187	$12.09	13,187	926,944
January 1, 2025 through January 31, 2025	15,000	$11.43	15,000	911,944
February 1, 2025 through February 28, 2025	23,000	$12.66	23,000	888,944
March 1, 2025 through March 31, 2025	19,500	$13.06	19,500	869,444
April 1, 2025 through April 30, 2025	22,500	$11.85	22,500	846,944
Total	131,439	$12.27	131,439	846,944

(1)	The Discount Management Program was announced on February 6, 2019.

(2)	Management is authorized to make open market purchases in an aggregate amount of up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board of Directors at any time. For the period ended April 30, 2025 the Fund was authorized to repurchase 978,383 shares.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s period covered by this report, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The dollar amounts of income and fees and compensation paid related to the securities lending activities of the Fund during the most recent six-month period ended April 30, 2025, was as follows:

(1) Gross income from securities lending activities	$166,641
(2) Fees and/or compensation for securities lending activities and related services	$-
Fees paid to securities lending agent from a revenue split	$35,560
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,237
Administrative fees that are not included in the revenue split	$-
Indemnification fee not included in the revenue split	$-
Rebates paid to borrowers;	$21,158
Other fees relating to the securities lending program not included in the revenue split	$-
(3) Aggregate fees/compensation for securities lending activities and related services	$59,955
(4) Net income from securities lending activities	$106,686

(b)	Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not required for this filing.

(a)(2) Not required for this filing.

(a)(3) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(b)     The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Neil Steedman
Neil Steedman
President of The China Fund, Inc.

Date: July 1, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Neil Steedman
Neil Steedman
President of The China Fund, Inc.

Date: July 1, 2025

By:	/s/ Thomas Perugini
Thomas Perugini
Treasurer of The China Fund, Inc.

Date: July 1, 2025